Bridgeway Funds, Inc.

Omni Tax-Managed Small-Cap Value Fund (BOSVX)

(the “Fund”)

Supplement dated June 24, 2011 to the Prospectus dated December 31, 2010, as revised March 21, 2011,

and Statement of Additional Information (“SAI”) dated March 21, 2011,

amended and restated as of June 2, 2011

Effective as of June 24, 2011, there has been an address change. Additionally, effective as of June 23, 2011, the ticker symbol for the Fund has changed. Accordingly, the Fund’s Prospectus and SAI are hereby amended as follows:

1.	All references to 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448 are replaced with 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

2.	All references to the ticker symbol BOSVX for the Fund are replaced with BOTSX.

This information supplements the Prospectus of the Fund dated December 31, 2010, as revised

March 21, 2011, and SAI of the Fund dated March 21, 2011, amended and restated as of June 2, 2011.

Please retain this supplement for future reference.